UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 12, 2023

Harbor Custom Development, Inc.
(Exact name of registrant as specified in its charter)

Washington	001-39266	46-4827436
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1201 Pacific Avenue, Suite 1200 Tacoma, WA 98402
(Address of principal executive offices and zip code)
Registrant's telephone number, including area code (253) 649-0636
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	HCDI	The Nasdaq Stock Market LLC
8.0 % Series A Cumulative Convertible Preferred Stock	HCDIP	The Nasdaq Stock Market LLC
Warrants	HCDIW	The Nasdaq Stock Market LLC
Warrants	HCDIZ	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Appointment of Interim Chief Executive Officer and President

Effective July 12, 2023, Jeffrey Habersetzer was appointed as Interim Chief Executive Officer and Interim President of Harbor Custom Development, Inc. (the “Company”) Also effective July 12, 2023, Mr. Habersetzer stepped down from his positions of General Counsel and Corporate Secretary in order to focus on his other roles. Mr. Habersetzer retains his position of Chief Operating Officer.

Appointment of Chief Accounting Officer

Effective July 12, 2023, Yoshi Niino was appointed as Chief Accounting Officer of the Company and assumed the duties of the Company’s principal financial officer and principal accounting officer.

Appointment of Corporate Secretary

Effective July 12, 2023, James Burton was appointed as the Corporate Secretary of the Company. Mr. Burton joined the Company in 2022 and currently serves as the Company’s Corporate Counsel. Mr. Burton received his J.D. from Lewis & Clark Law School and B.A. in English Literature from State University of New York College at Postdam.

There is no family relationship between Mr. Burton and any of our other officers and directors. There are no understandings or arrangements between Mr. Burton and any other person pursuant to which Mr. Burton was appointed as Corporate Secretary.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Results of 2023 Annual Shareholder Meeting

At the Annual Meeting, the stockholders of the Company elected the Company’s Board of Directors (“Board”) and voted “FOR” the two additional Board proposals contained within the Company’s Proxy Statement, dated May 30, 2023.

The Board nominees were elected to hold office until the next annual meeting of stockholders or until their respective successors are elected and qualified with the following votes:

Nominee	For	Withhold
Karen Bryant	179,072.00	5,748.00
D. David Chandler	179,072.00	5,748.00
Chris Corr	179,072.00	5,748.00
Larry Swets	172,117.00	12,703.00
Wally Walker	176,782.00	8,038.00
Dennis Wong	179,013.00	5,807.00

The stockholders voted on the following proposals and cast their votes as described below:

Proposal	For	Against	Abstain
To ratify the appointment of Rosenberg Rich Baker Berman, P.A. as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2023.	304,356.00	320.00	658.00

Proposal	For	Against	Abstain
To approve, on a non-binding advisory basis, the compensation of the Company’s our named executive officers, during the fiscal year ended December 31, 2022.	174,337.00	10,394.00	89.00

Item 8.01 Other Events

On July 13, 2023, the Company issued a press release announcing Mr. Habersetzer’s appointment. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.

Item 9.01 - Financial Statements and Exhibit

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Press Release of Harbor Custom Development, Inc., dated July 13, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

.

Harbor Custom Development, Inc.

Date:	July 17, 2023	By:	/s/ Jeff Habersetzer
		Name:	Jeff Habersetzer
		Title:	Interim Chief Executive Officer, Interim President, and Chief Operating Officer